Exhibit 99.1

LETTER OF TRANSMITTAL

BEAZER HOMES USA, INC.

OFFER TO EXCHANGE

Common Stock of

Beazer Homes USA, Inc.

for

Any and all of its Outstanding 7.50% Mandatory Convertible Subordinated Notes

Due 2013 (the “Notes”)

(CUSIP NO. 07556Q402)

Pursuant to, and subject to the terms and conditions described in the Prospectus, dated February 28, 2012

THE OFFER WILL EXPIRE AT 12:00 A.M., NEW YORK CITY TIME, ON MARCH 12, 2012 UNLESS EXTENDED OR EARLIER TERMINATED IN OUR SOLE DISCRETION (AS SUCH DATE MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER, AND NOT WITHDRAW, THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO BE ELIGIBLE TO RECEIVE THE SHARES OF COMMON STOCK. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY

If Delivering by Mail:	If Delivering by Hand or Courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
By facsimile (For Eligible Institutions Only): (718) 234-5001 Confirm by Telephone: (718) 921-8317 Toll free: (877) 248-6417

Delivery of this Letter of Transmittal (as it may be amended or supplemented) to an address other than as set forth above will not constitute a valid delivery. The method of delivery of this Letter of Transmittal, any Notes and all other required documents to the Exchange Agent, including delivery through The Depository Trust Company, or DTC, and any acceptance or Agent’s Message (as defined below) delivered through DTC’s Automated Tender Offer Program, or ATOP, is at the election and risk of holders of Notes (“Holders”). We do not intend to permit tenders of Notes by guaranteed delivery procedures.

This Letter of Transmittal is to be completed by a Holder desiring to tender 7.50% Mandatory Convertible Subordinated Notes due 2013 of Beazer Homes USA, Inc. (“Beazer” or the “Company”) pursuant to the Exchange Offer (as defined herein) unless such Holder is executing the tender through ATOP.

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent which states that DTC has received an express acknowledgement from the DTC participant tendering Notes that such DTC participant has received and agrees to be bound by the terms of the Exchange Offer as set forth in the prospectus dated February 28, 2012 (as the same may be amended or supplemented from time to time, the “Prospectus”) and this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC may be done in lieu of execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. This Letter of Transmittal need not be completed by a Holder tendering through ATOP.

For a description of certain procedures to be followed in order to tender the Notes, see “The Exchange Offers — Procedures for Tendering Subject Securities” in the Prospectus and the instructions to this Letter of Transmittal.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

This document relates to the Exchange Offer by Beazer to exchange any and all of its outstanding 7.50% Mandatory Convertible Subordinated Notes due 2013 for shares of Beazer’s Common Stock, $.001 par value per share (“Common Stock”), upon the terms and subject to the conditions set forth in the Prospectus, and this letter of transmittal (the “Letter of Transmittal”).

The consideration in this Exchange Offer for each $25 principal amount of Notes validly tendered and accepted for exchange (the “Offer Consideration”) is 5.7348 shares of Common Stock. No fractional shares of Common Stock will be paid to holders of the Notes in connection with the Exchange Offer. In the event that an exchange yields a fractional share, in lieu of the fraction of a share, the Company will round up to the next whole share of Common Stock. This rounded amount will be the number of shares of Common Stock such tendering holder will receive, and such tendering holder will not receive any cash in lieu of any fractional shares.

Only Notes validly tendered and not properly withdrawn prior to 12:00 a.m., New York City time, on the Expiration Date will be accepted for exchange.

Terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Letter of Transmittal is to be completed by a Holder desiring to tender Notes, unless such Holder is executing the tender through ATOP. This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

Tenders of Notes may be withdrawn at any time prior to 12:00 a.m. New York City time, on the Expiration Date. For a withdrawal of Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to 12:00 a.m., New York City time, on the Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Notes to be withdrawn, (ii) contain the aggregate principal amount represented by such Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Notes, and (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. Any notice of withdrawal must identify the Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a description of certain procedures to be followed in order to tender or withdraw Notes (through ATOP or otherwise), see “The Exchange Offers — Procedures for Tendering Subject Securities” in the Prospectus and the Instructions to this Letter of Transmittal.

Holders who do not tender their Notes prior to the Expiration Date will continue to hold their Notes.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent. See Instruction 11 below.

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Holders may tender Notes in integral multiples of $25 principal amount.

DESCRIPTION OF NOTES TENDERED (SEE INSTRUCTIONS 4 AND 5)

Name(s) and Address(es) of Registered Holder(s) or

Name of DTC Participant and Participant’s DTC

Account Number in which Notes are Held

(Please Fill in Exactly as Name Appears on the Notes or

the Security Position Listing)

Notes Tendered (Attach Additional List if Necessary)
Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total Principal Amount

*    Need not be completed by Holders of the Notes tendering by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all Notes represented by any certificates delivered to the Exchange Agent are being tendered. See Instructions 4, 7 and 9 below.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer (as defined below).

TENDER OF SECURITIES
☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

If tendered by a participant in DTC, the participant name(s) and address(es) should be printed exactly as such participant’s name appears on a security position listing as the owners of the Notes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the Company’s offer to exchange (the “Exchange Offer”) Common Stock for any and all outstanding Notes, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

The undersigned hereby tenders to the Company the above-described Notes for exchange pursuant to the Exchange Offer.

The undersigned understands that tenders of Notes pursuant to the procedures described in the Prospectus under the heading “The Exchange Offers — Procedures for Tendering Subject Securities” and the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver the above-listed Notes, and to tender, sell and assign the Notes being tendered pursuant hereto, without restriction and that when such Notes are accepted for exchange, such Notes may be duly cancelled and will be free of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned shall, upon request, execute and deliver any additional documents necessary or desirable to complete the surrender of such Notes. The undersigned agrees to all of the terms of the Exchange Offer.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus under the heading “The Exchange Offers — Withdrawal Rights,” to deliver to the Company the above-described Notes or transfer ownership of such Notes on the account books maintained at DTC (together, in each case, with all accompanying evidence of authority), against receipt by the Exchange Agent (as agent of the undersigned) of the shares of Common Stock that the undersigned is entitled to receive for such Notes pursuant to the Exchange Offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.

Subject to, and effective upon, the acceptance of the Notes tendered hereby, by executing and delivering this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a Holder of the Note(s) tendered thereby; (ii) waives any and all rights with respect to the Notes tendered; and (iii) releases and discharges the Company from any and all claims such Holder may have, now or in the future, arising out of or related to the Notes, but excluding any claims arising now or in the future under federal securities laws.

The undersigned shall indemnify and hold harmless each of the Company, the Dealer Managers, the Information Agent and the Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claims as such expenses are incurred.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may, in its sole and absolute discretion, terminate or amend the Exchange Offer or may postpone the acceptance for exchange of Notes tendered or may not exchange any of the Notes tendered hereby other than in accordance with their terms. Except as to the requirements that the registration statement related to the Exchange Offer be declared effective by the Securities and Exchange Commission and there be no stop orders suspending the effectiveness of such registration statement, which the Company will not waive, the undersigned understands that the Company reserves the right, subject to applicable law, to waive any and all conditions of the Exchange Offer.

The undersigned understands that a valid tender of the Notes is not made in acceptable form and risk of loss therefore does not pass to the Exchange Agent until receipt by the Exchange Agent of this Letter of Transmittal (or an Agent’s Message in lieu thereof), duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to the Company (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of the Notes will be determined by the Company in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

Unless otherwise indicated under the “Special Exchange Instructions,” the undersigned request(s) that the Common Stock and any untendered Notes be credited to the account indicated above maintained at DTC. In the event that both the “Special Exchange Instructions” and the “Special Delivery Instructions” are completed, the undersigned requests that the Common Stock and any untendered Notes be issued in the name(s) of, and credited to the account maintained at DTC so indicated.

If the undersigned is a broker, dealer, nominee or other custodian (each a “Custodian”) tendering on behalf of a beneficial holder of Notes, the undersigned hereby certifies by execution or submission of this Letter of Transmittal (or an Agent’s Message in lieu thereof) that all tenders (which have not been withdrawn) with respect to a single beneficial holder account on its records are contained in one instruction submitted by such Custodian.

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering

Holders except Holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by registered Holder exactly as name appears on a security position listing as the owner of such Notes. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. For general information see the Instructions. For information concerning signature guarantees see Instruction 3 below.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):
(See Instructions)

Address:
(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

PLEASE COMPLETE SUBSTITUTE IRS FORM W-9 ATTACHED TO

THIS LETTER OF TRANSMITTAL (OR IRS FORM W-8, AS APPLICABLE)

GUARANTEE OF SIGNATURES

(SEE INSTRUCTION 3 BELOW)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

Area Code and Telephone Number:

Dated:

SPECIAL EXCHANGE INSTRUCTIONS

To be completed ONLY if Notes not tendered or accepted for exchange or Common Stock received in the Exchange Offer are to be issued in the name of someone other than the person whose signature appears above.

Issue:

(check as applicable)

☐ Return Notes

☐ Common Stock

To:

Name
(Please Print)

Address
(Include Zip Code)

DTC Account Number:

Tax Identification or SSN:
(See Substitute Form W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if Notes not tendered or accepted for exchange or Common Stock received in the exchange offer, issued in the name of the person whose signature appears above, are to be sent or credited to someone other than the person whose signature appears above or to the person whose signature appears above at an address or DTC account other than that shown above.

Deliver:

(check as applicable)

☐ Return Notes

☐ Common Stock

To:

Name
(Please Print)

Address
(Include Zip Code)

DTC Account Number:

Tax Identification or SSN:
(See Substitute Form W-9 Below)

INSTRUCTIONS

FORMING PART OF THE EXCHANGE OFFER

1. LETTER OF TRANSMITTAL. This Letter of Transmittal is being provided to you to effect the exchange of Notes for Common Stock and acceptance of the Exchange Offer.

This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offers — Procedures for Tendering Subject Securities” in the Prospectus and an Agent’s Message is not delivered. Timely confirmation of a book-entry transfer of such Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Notes may be tendered in whole or in part in denominations of $25 and integral multiples of $25.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. SIGNATURES. (a) All signatures must correspond exactly with the way your name is written on any Note certificate(s) without alteration, variation or any change whatsoever.

(b) If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

(c) If the Note(s) surrendered with this Letter of Transmittal is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(d) If your Note(s) are registered in different names on several certificates or security positions, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

(e) If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered Holder of the Note(s), such person must indicate their capacity when signing this Letter of Transmittal and must submit proper evidence of his or her authority to act.

3. SIGNATURE GUARANTEE. Each signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Notes surrendered for exchange pursuant hereto are tendered (i) by a registered Holder of the Notes who has not completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”). In the event that a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an eligible institution. If the Holder of the Note(s) is a person other than the signer of this Letter of Transmittal, see Instruction 6 below.

4. DESCRIPTION OF NOTES TENDERED. Please complete the form entitled “DESCRIPTION OF NOTES TENDERED” which sets forth the Notes which are to be delivered to the Exchange Agent with this Letter of Transmittal upon your acceptance of the Exchange Offer.

5. INADEQUATE SPACE. If the space provided is inadequate, the numbers of the Note certificate(s) delivered for exchange should be listed on a separate signed schedule and attached hereto.

6. BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than the registered Holder of the Notes, the Notes surrendered for exchange must either (i) be endorsed by the registered Holder, with the signature thereon guaranteed by an eligible institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder, with the signature thereon guaranteed by an eligible institution. The term “registered Holder” as used herein with respect to the Notes means any person in whose name the Notes are registered on the books of the registrar.

7. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF THE NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of Notes represented by any Note certificate delivered to the Exchange Agent is to be tendered, fill in the principal amount of Notes that is to be tendered in the box entitled “Principal Amount Tendered.” In such case, a new Note certificate for the remainder of the principal amount of Notes represented by the old Note certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the “Special Exchange Instructions” or “Special Delivery Instructions” boxes on this Letter of Transmittal, promptly following the termination or withdrawal of the Exchange Offer. The entire principal amount of the Notes represented by Note certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

8. WITHDRAWAL RIGHTS. Tenders of the Notes may be withdrawn by delivery of (1) a computer-generated notice of withdrawal to the Exchange Agent, transmitted by DTC on behalf of the Holder in accordance with the standard operating procedures of DTC or (2) a written notice to the Exchange Agent at any time prior to 12:00 a.m., New York City time, on the Expiration Date. Any written notice of withdrawal must (1) specify the name of the person having deposited the Notes to be withdrawn, (2) identify the Notes to be withdrawn (including the certificate number or numbers and principal amount of the Notes, as applicable), and (3) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which the Notes were tendered and must be guaranteed by an Eligible Institution. Any questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole and absolute discretion. The Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Notes which have been tendered for exchange but which are withdrawn will be returned to the Holder without cost to the Holder promptly after withdrawal. Properly withdrawn Notes may be re-tendered by following one of the procedures described in the Prospectus under “The Exchange Offers — Procedures for Tendering Subject Securities” at any time on or prior to 12:00 a.m., New York City time, on the Expiration Date.

9. SPECIAL EXCHANGE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. Unless instructions to the contrary are given in the Special Exchange Instructions or Special Delivery Instructions on this Letter of Transmittal, shares of Common Stock issued pursuant to this Letter of Transmittal, together with any untendered Note(s), will be issued to the registered owner and credited to the account indicated herein maintained at DTC.

10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offers — Conditions of the Exchange Offer” or any conditions or irregularities in any tender of Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

11. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from, and all inquires with respect to the surrender of the Notes should be made directly to, D.F. King & Co., Inc., as the Information Agent for the Exchange Offer, at its address and telephone numbers listed on the back of this Letter of Transmittal.

12. TRANSFER TAXES. Except as set forth in this Instruction 12, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and exchange of Notes pursuant to the Exchange Offer. If payment is to be made to, or if Common Stock or untendered Notes are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the undersigned, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption there from is submitted.

13. SUBSTITUTE FORM W-9; WITHHOLDING. Each surrendering Holder of the Notes is required, unless an exemption applies, to provide the Exchange Agent with such Holder’s correct Taxpayer Identification Number, or TIN (generally the Holder’s social security number or employer identification number), on the Substitute Form W-9 provided below and to certify under penalties of perjury that such TIN is correct. The TIN that must be provided is that of the registered Holder of the Note(s) or of the last transferee appearing in the transfers attached to or endorsed on the Note certificate(s). Failure to provide the information on the Substitute Form W-9 may subject the surrendering Holder to backup withholding on payments made to such surrendering Holder with respect to the Notes. A Holder of the Note(s) must cross out item (2) in the Certification box of Substitute Form W-9 (Part III) if such Holder has been notified by the Internal Revenue Service, or IRS, that such Holder is currently subject to backup withholding. The box “Certificate Of Awaiting Taxpayer Identification Number” on the Substitute Form W-9 should be completed if the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box “Certificate Of Awaiting Taxpayer Identification Number” is completed and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% of all reportable payments made to such surrendering Holder until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required. See “Important Tax Information.”

14. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES

PAYER’S NAME:

Payee’s Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I)

Payee’s Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Check appropriate box:    ☐  Individual/Sole Proprietor    ☐  Corporation    ☐  Partnership

☐       Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)

☐       Other

Payee’s Address
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service

Part I — Taxpayer Identification Number. Please enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines.) Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.

Social Security Number OR Employer Identification Number (If awaiting TIN write “Applied For”)

Part II — For Payees exempt from backup withholding, write “Exempt” in this space:

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part III — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You should cross out item (2) above if the IRS has notified you that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE , 2012

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to backup withholding tax (currently at a rate of 28%), but any amounts withheld will be refunded to me if I furnish my taxpayer identification number within 60 days after the Depositary receives this certification.

Signature                                                                                            Date:                                                                                 , 2012

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX (CURRENTLY AT A RATE OF 28%) ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —
1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

8. Corporate account or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multiple-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Depart-ment of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show the name of the individual. The name of the business or the “doing business as” name may also be entered. Either the Social Security number or the Employer Identification number may be used.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

Section references are to the Internal Revenue Code.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

For certain payees, exemptions from backup withholding apply and no information reporting is required. For interest and dividends, all payees listed below are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, payments made to a corporation that are reportable on Form 1099-MISC and that are medical and healthcare payments, attorneys’ fees (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation), or payments for services paid by a federal executive agency are not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold (currently at a rate of 28%) on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Information Agent for the Exchange Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550

Toll free: (800) 859-8509